Exhibit 10.3
Basic Terms

Client:	Clean Wind Energy	Suite:	Office Suites PLUS at Annapolis
	Attn: Steve Sadle		Attn: Karen Symos
1997 Annapolis Exchange Pkwy Suite 300
Annapolis, MD 21401

Telephone number:		Telephone number:	410-972-4700
E-mail address:		E-mail address:	kesymos@officesuitesplus.com

Billing Address:	(Same)
(if different)

Telephone number:
E-mail address:

Term:	Start Date: November 1, 2010	End Date: October 31, 2011

Notice Date:	August 31, 2011

Office Number:	365 and 362
Maximum occupants:	2

Professional Office
Monthly Fees:	Package Value
Package:
2 Professional office	$2,698.00
Estimated tax	$42.96

Total	$2,740.96

Services:
2 Furniture package(s)	Included
2 Telephone answering	Included
2 High-speed Internet access	Included
8 Meeting room hours	Included

Breakdown of Recurring Monthly Fees
Period	Discount	Monthly Fees*
11/01/2010 to 11/30/2010	$(1,548.00)	$1,150.00
12/01/2010 to 10/31/2011	$(398.00)	$2,300.00

Due upon execution of Agreement:
Initial Programming and Installation	$600.00	Included Discount:	$(258.00)
Services Retainer	$2,300.00	Included Discount:	$398.00
First Month’s Fee	$1,150.00
Tax on first Month’s Fee	$42.96

Total	$4,092.96

*	Excludes sales, use and/or other applicable tax.
Form BT-0902

/s/ Stephen Sadle	10/20/10

Client Initial	Date